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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 2003


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                   333-83816                 13-3439681
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(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
        Incorporation)               File Number)         Identification Number)

    390 Greenwich Street
     New York, New York                10013
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(Address of Principal Office)        (Zip Code)


Registrant's telephone number, including area code: (212) 816-6000




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


                Item 601(a) of Regulation
Exhibit No.          S-K, Exhibit No.                      Description
-----------          ----------------                      -----------

     1                5.1, 8.1, 23.1                  Opinion and Consent of
                                                   Thacher Proffitt & Wood LLP

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 29, 2003


                                                     SALOMON BROTHERS MORTGAGE
                                                     SECURITIES VII, INC.


                                                     By: /s/ David Reedy
                                                         -----------------------
                                                     Name:   David Reedy
                                                     Title:  Assistant Secretary













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                                 EXHIBIT INDEX


                    Item 601(a) of Regulation
 Exhibit No.             S-K, Exhibit No.                    Description
 -----------             ----------------                    -----------

      1                   5.1, 8.1, 23.1                Opinion and Consent of
                                                     Thacher Proffitt & Wood LLP